American Beacon Balanced Fund
American Beacon Large Cap Value Fund
American Beacon Large Cap Growth Fund
American Beacon Mid-Cap Value Fund
American Beacon Small Cap Value Fund
American Beacon International Equity Fund
American Beacon Emerging Markets Fund
American Beacon High Yield Bond Fund
American Beacon Retirement Income and Appreciation Fund

Supplement Dated September 16, 2011
To the Prospectus dated March 1, 2011

The information below supplements the Prospectus dated March 1, 2011, and is in addition to any other supplements.

High Yield Bond Fund

On August 10, 2011, the American Beacon Funds’ Board of Trustees approved the appointment of PENN Capital Management Company, Inc. (“PENN”) as a sub-advisor to the American Beacon High Yield Bond Fund. PENN will begin managing assets of the Fund on September 16, 2011. The information below supplements the prospectus to reflect the addition of PENN as a sub-advisor.

In the “Fees and Expenses of the Fund” section, the Annual Fund Operating Expenses table is restated with the following table:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A	C	Institutional	Y	Investor
Management fees	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.66%	0.66%	0.40%	0.43%	0.65%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses1	1.33%	2.08%	0.82%	0.85%	1.07%
Expense waiver and reimbursement	0.21%	0.21%
Total fund operating expenses after expense waiver and reimbursement2	1.12%	1.87%

(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses

(2)
The Manager has contractually agreed to waive and/or reimburse the A Class and C Class of the Fund for Distribution Fees and Other Expenses, as applicable, through February 29, 2012 to the extent that Total Annual Fund Operating Expenses exceed 1.12% for the A Class and 1.87% for the C Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

In the “Fees and Expenses of the Fund” section, the Example table is replaced with the following table:

Share classes	1 year	3 years	5 years	10 years
A	$584	$857	$1150	$1983
C	$290	$632	$1099	$2394
Institutional	$84	$262	$455	$1014
Y	$87	$271	$471	$1049
Investor	$109	$340	$590	$1306

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$190	$632	1,099	$2,394

In the “Principal Investment Strategies” section, the last sentence in the second paragraph is deleted and replaced with the following:

    The Fund’s assets are currently allocated among the Manager and three investment sub-advisors.

In the “Management” section under “Sub-Advisors”, PENN Capital Management Company, Inc. is inserted after Logan Circle Partners L.P.

In the “Management” section under “Portfolio Managers”, the following is inserted after Logan Circle Partners, L.P.

PENN Capital Management Company, Inc.
Richard A. Hocker
Chief Investment Officer	Since 2011

Martin A. Smith
Portfolio Manager	Since 2011

In the “Additional Information About the Funds”- “Additional Information About the Multi-Manager Strategy” the section under High Yield Bond Fund is deleted and replaced with the following:

The Manager allocates the Fund's assets among three investment sub-advisors:

•	Franklin Advisers, Inc.

•	Logan Circle Partners, L.P.

•	PENN Capital Management Company, Inc.

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

In the “Fund Management” - “The Sub-Advisors” section, the following paragraphs are inserted after the description of Opus Capital Group, LLC:

PENN CAPITAL MANAGEMENT COMPANY, INC. (“PENN”), The Navy Yard Corporate Center, Three Crescent Drive, Suite 400, Philadelphia, PA 19112, provides investment management services with emphasis on US high yield fixed income and US micro-cap to mid-cap equity.  PENN was founded in 1987 and is an independent, 100% employee owned company.  As of June 30, 2011, PENN had assets of approximately $6.5 billion under management.  PENN serves as sub-advisor to the American Beacon High Yield Bond Fund.

PENN maintains a team approach to decision making, drawing on the expertise of sixteen (16) Portfolio Managers and Analysts.  The Team is led by Richard Hocker, the firm’s founder, Chief Investment Officer, and Chairman of PENN’s Credit Committee.  Mr. Hocker has managed institutional high yield corporate bond portfolios for over 30 years and has held his current position since founding the firm.  Martin Smith, Partner, Senior Portfolio Manager, and member of PENN’s Credit Committee, serves as the Lead Risk Manager for PENN’s Opportunistic High Yield style.  Mr. Smith began his career with PENN Capital Management in July 1999 and has served in his current position for the past five years.  Prior to joining PENN, Mr. Smith served in a research role at both Merrill Lynch Asset Management and Cantone Research.

Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Fund, International Equity Fund, Emerging Markets Fund, and Retirement Income and Appreciation Fund

In the “Additional Information About Investments” section, the following paragraph replaces the disclosure included in the “Cash Management Investments”:

Cash Management Investments
The Funds can invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended, including mutual funds that are sponsored or advised by the Manager, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which the Fund invests. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, the Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, Small Cap Value, International Equity, Emerging Markets, and Retirement Income and Appreciation Funds also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions.  Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, the Fund may have more than 100% of its assets exposed to the markets.  This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE